 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 1, 2007

NATIONAL INVESTMENT MANAGERS INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-51252	59-2091510
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 2420
New York, New York 10170
(Address of principal executive offices) (Zip Code)

(212) 389-7832
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Stephen M. Fleming, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement
Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 1, 2007, the Board of Directors of National Investment Managers Inc. (the “Company”) appointed John M. Davis as the Chief Financial Officer of the Company. Leonard Neuhaus resigned as the Chief Financial Officer. Mr. Neuhaus will continue to serve as the Chief Operating Officer of the Company.

In addition, also on February 1, 2007, the Company entered into an employment agreement with Mr. Davis. The employment agreement provides for a term through March 31, 2008, which is automatically renewable for a period of one year unless either party provides the other with notice 30 days prior to the end of the term that the term shall not be extended. Mr. Davis is entitled to receive the following compensation in accordance with his employment agreement:

•	Annual salary of $240,000;
•
for the year ended December 31, 2007, Mr. Davis is eligible to receive a bonus equal to 50% of his annual salary of which 50% of the bonus shall be payable upon the Company’s earnings before interest, taxes, depreciation, amortization and stock based compensation exceeding $12,000,000 (the “EBITDA SBC Benchmark”) and 50% shall be payable upon the attainment of objectives to be determined by the CEO of the Company (the “Management Objective”); and

•
400,000 shares of stock of the Company of which 100,000 are issuable upon signing the employment agreement, 200,000 shares are issuable upon the Company achieving the EBITDA SBC Benchmark and 100,000 shares are issuable upon the Company achieving the Management Objective.

Mr. Davis has been employed with Nationwide Mutual Insurance Company since 1987. From 1999 through 2001, Mr. Davis served as an Assistant Vice President of Financial Operations and then as Vice President of Financial Operations from 2001 through 2003. From 2003 through 2004, Mr. Davis served as the Vice President of Finance and Chief Operating Officer for the pensions division and then from 2004 through 2005 as Vice President and Chief Financial Officer of the retirement plans division. Prior to joining the Company, Mr. Davis served as the president of the private sector retirement plans division from 2005 through 2006.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

Not applicable

(b)  Pro forma financial information.

Not applicable

(c) Index of Exhibits.

Exhibit Number	Description

10.1	Employment Agreement dated February 1, 2007 by and between John M. Davis and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.

By:  /s/ Leonard Neuhaus
Name:  Leonard Neuhaus
Title:  Chief Operating Officer
Date:  February 1, 2007